Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2025
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 12 – COMMITMENTS AND CONTINGENT LIABILITIES

a)	Obligation to pay royalties to the State of Israel

The Company is required to pay royalties to the State of Israel (represented by the IIA), computed on the basis of proceeds from the sale or license of products for development supported by IIA grants. These royalties are generally 3% - 5% of sales until repayment of 100% of the grants (linked to the U.S. dollar) received by the Company plus annual interest.

The aggregate contingent obligation payable by the Company to the IIA as of December 31, 2025 was approximately $10 million, which represented the gross amount of grants received by the Company from the IIA, including accrued interest. As of December 31, 2025, the Company had not paid any royalties to the IIA.

b)	Executive Chairman Agreement

On September 7, 2018 the Company entered into an agreement with its Executive Chairman. Pursuant to the agreement, upon termination of the Chairman’s board service, under certain conditions defined in the agreement, the Executive Chairman will be entitled to receive an amount of up to three times his then annual base retainer plus the value of accrued benefits. As of December 31, 2025, no termination liability was accrued or payable.

On November 4, 2021 the Company and the Executive Chairman entered into an amendment to the foregoing agreement, granting the Executive Chairman 3.33% of future gross proceeds actually received by the Company during the first five (5) years following consummation of a commercial transaction involving the Company or sale of the Company, in each case as defined in the amendment. In the case of a commercial transaction, the fee with respect to such commercial transaction would become payable only once the aggregate consideration actually received by the Company in respect of such commercial transaction is equal to or greater than $20 million.

c)	Asset Management Agreement

On November 20, 2025, the Company entered into an asset management agreement (the “Asset Management Agreement”) with Elinnovation Labs Ltd., a company organized under the laws of the State of Israel (the “Asset Manager”). Pursuant to the Asset Management Agreement, the Company appointed the Asset Manager to provide asset management services with respect to cash proceeds from certain securities offerings and other capital the Company may from time to time designate, together with digital assets and other assets acquired with or in respect of such proceeds held in accounts and cryptocurrency wallets controlled by the Company.

As compensation for its services, the Asset Manager is entitled to an annual management fee generally equal to 2% of the total treasury value, calculated on a daily basis. Subject to the terms of the Asset Management Agreement, the Asset Manager is responsible for its own overhead and for the fees and expenses of any custodian, and the Company is obligated to reimburse only certain pre-approved, reasonable and documented out-of-pocket expenses incurred on the Asset Manager’s behalf.

The Asset Management Agreement has an initial term of three years and renews for successive one-year periods unless the Company or the Asset Manager terminates or elects not to continue the Asset Management Agreement in accordance with its terms.

d)	Litigation

From time to time, the Company may be involved in various lawsuits, legal proceedings, or claims that arise in the ordinary course of business. Management believes that there were no claims or actions pending against the Company at December 31, 2025 which will have, individually or in the aggregate, a material adverse effect on the Company’s business, liquidity, financial position or results of operations. Litigation, however, is subject to inherent uncertainties, and an adverse result in such matters may arise from time to time that may harm the Company’s business.